QuickLinks -- Click here to rapidly navigate through this document

Exhibit 6.1

POWER OF ATTORNEY

        NOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ VICTOR H. BRADLEY
Victor H. Bradley

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ PATRICK J. MARS
Patrick J. Mars

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ JUVENAL MESQUITA FILHO
Juvenal Mesquita Filho

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ C. NIGEL LEES
C. Nigel Lees

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ DINO TITARO
Dino Titaro

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ ANTENOR F. SILVA, JR.
Antenor F. Silva, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Peter Marrone and Charles Main, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Yamana Gold Inc. (the "Company") to comply with the United States Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "SEC") in respect thereof in connection with this Registration Statement covering the registration of common shares in the capital of the Company (the "Common Shares") to be issued in exchange for all of the Common Shares of Meridian Gold Inc. including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned's behalf as a Director of the Company one or more Registration Statements of the Company on Form F-10 (or any comparable form or forms) ("Registration Statements") pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 2007.

/s/ JOHN A. BEGEMAN
John A. Begeman

QuickLinks

Exhibit 6.1